Exhibit 99.1
Frozen Food Express Industries, Inc.
BB&T Capital Markets
23rd Transportation Conference
February, 2008

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  This document contains information and forward-looking statements that are based on management's current beliefs and expectations and assumptions which are based upon information currently available. Forward-looking statements include statements relating to plans, strategies, objectives, expectations, intentions, and adequacy of resources, and may be identified by words such as "will", "could", "should", "believe", "expect", intend", "plan", "schedule", "estimate", "project"
 and similar expressions. These statements are based on current expectations and are subject to uncertainty and change.
  Although management believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will be realized.
 Should one or more of the risks or uncertainties underlying such expectations not materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.
  Among the key factors that are not within management's control and that may have a bearing on operating results are demand for the company's services and products, and its ability to meet that demand, which may be affected by, among other things, competition, weather conditions and the general economy, the availability and cost of labor, the ability to negotiate favorably with lenders and lessors, the effects of terrorism and war, the availability and cost of equipment, fuel and supplies, the market for previously-owned equipment, the impact of changes in the tax and regulatory environment in which the company operates, operational risks and insurance, risks associated with the technologies and systems used and the other risks and uncertainties described in the company's filings with the Securities and Exchange Commission.
Frozen Food Express Industries, Inc.
Safe Harbor Statement

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Frozen Food Express Industries, Inc.
Executive Management Team
• Stoney “Mit” Stubbs, Jr.
 – Chairman CEO & President
• Russell Stubbs
 – SVP and Chief Operating Officer
• John Hickerson
 – SVP and Chief Marketing Officer

• Thomas Yetter
 – SVP and Chief Financial Officer
 …. Extensive Industry Experience

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Frozen Food Express Industries, Inc.
Company Information
• Headquartered in Dallas, Texas
   Nasdaq Global Select Market (FFEX)
• 2,076 Trucks / 4,005 Trailers (as of September, 2007)
 Ш Ranked in the top 5 refrigerated carrier niche
 Ш Average age of company and over-the-road equipment:
  2.1 years (tractors), 4.0 years (trailers)
• Freight revenue through September, 2007 of $334M
 Annual freight revenue (on a trailing 12-month) of $447M
• 70/30 company-owned/owner-operator
  Average tenure of company drivers: 3.4 years

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• DSG - Dedicated services group
• FFEL - FFE Logistics
• HOS - Hours of service
• I/M - Inter-modal transportation
• LTL - Less-than-truckload
• OTR - Over-the-road
• R/T/W - Revenue per truck per week
• TL - Truckload
Commonly Used Acronyms

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• One-stop solution with temperature-controlled TL and LTL services, dry van
 TL, dedicated services, and full-contract logistics
 – Able to utilize TL fleets to pull LTL freight
• Only national perishable LTL carrier
 – 13 terminals
 – Scheduled routes and service
• Diverse customer base
 – No customer makes up 10% of revenue
 – Top 20 customers make up 40% of revenue
 – Approximately 10,000 total customers
Frozen Food Express Industries, Inc.
Unique Resources

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Dallas, TX
Ripon, CA
Salt Lake City, UT
Chicago, IL
Memphis, TN
Atlanta, GA
Miami, FL
Avenel, NJ
Kansas City
Location, Location, Location
“One Call Does It All!”

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Frozen Food Express Industries, Inc.
Brands

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(Unaudited and in thousands, except
per-share amounts)
Frozen Food Express Industries, Inc.
Financial Highlights

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Note: Q4 2007 information is estimated. Q4 results have not yet been announced.  We expect to announce Q4 results during the week of February 25, 2008.  The data contained in that press release may differ.  Please watch for that press release and our annual report on Form 10-K, which will be filed no later than 3/10/2007.  If you an e-mail when items are available, please register on our Internet site at www.ffex.net by clicking on ‘Email alerts”.
Frozen Food Express Industries, Inc.
Key Performance Indicators

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The good news:
• Positive trends, sequentially on key business drivers. Asset productivity improvement, measured by R/T/W driven by
better utility of our equipment and an increase in our revenue-
enhancing services (such as dedicated services).
• Able to maintain and in some cases such as that in Q3 and
Q4 of 2007, grow freight volumes on a relatively flat pricing structure in a tough freight market.
• Improvement in our average length of haul as a result of
positive results seen in growing our asset-based
intermodal business.
• Modest improvement in our empty mile ratio driven by
tightening our preferred freight network with the help of
optimization software.
• Maintain a steady extraction of power units from our
capacity-saturated marketplace, thereby making more
efficient and optimal use of fewer resources (both trucks and drivers) while maintaining quality service to our customers at competitive prices.
Other news:
• In Q4/2007, we incurred higher expenses
in some areas that will negatively impact our
overall financial results driven primarily by:
 • Increased fuel expense that was not
 fully recovered by surcharges
 • Increased claims and insurance
 from events that occurred in Q4/2007
 and adverse development of certain
 older claims.
• LTL tonnage during Q4/2007 saw a
seasonal decline, however, improved over
last year’s same quarter.
• LTL revenue per hundredweight softened
more than expected.
Frozen Food Express Industries, Inc.
Taking The Good With The Other

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Seafood
Temperature
-
Controlled
Plastic Goods
Produce
Pet Foods
Pharmaceuticals
Dairy
Products
Frozen
Foods
Meat
Products
Medical
Supplies
Candy &
Confections
Beverages
Bakery
Goods
FFEX
Frozen Food Express Industries, Inc.
Market Sector

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Frozen Food Express Industries, Inc.
Customer Sampling

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Frozen Food Express Industries, Inc.
Top 20 Customers

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Frozen Food Express Industries, Inc.
Revenue Mix
* Excludes fuel surcharge adjustments and equipment rental income, through September 30, 2007

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Source: Refrigerated Transporter, September 2007
Refrigerated sector: market size of $8-$9B; approximately 13 carriers over $100M in annual revenue. Top ten carriers comprise $3.8B of market share.
Based on 2006 revenue
$Millions
Frozen Food Express Industries, Inc.
Competitive Landscape

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• Overcome sluggish freight economy
 – 1H’08 don’t expect much change in operating performance from recent trends due to tough market conditions amidst early signs of recession
 – Push service in all aspects of our business in a buyer’s market - leverage our new branding initiative to extend our reach
 – Leverage our new Enterprise-Wide Sales program under the leadership of four Directors of Enterprise Development. This team is to sell logistics, brokerage, dry TL, Dedicated services, Inter-modal, expedited freight, and temperature-controlled TL and LTL
 – Do more with less - through improved equipment utilization, network efficiencies through increased use of truck-rail movements, continued
 operational and back-office synergies eliminating waste
 – Carrier/Truck Attrition - impact from fuel prices compounded by weak TL demand resulting in more bankruptcies and consolidation
Frozen Food Express Industries, Inc.
2008 Levers to Success

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• Technological Advancements
 – Single, integrated freight management system (FMS):
 • Provides a single-source of truth amongst data currently residing in multiple FMS
 • Provides visibility throughout the entire freight network (Network optimization)
 • Provides back-office synergies, reducing and eliminating redundancies
 – Installation of Mercury Gate (MG) to power the FFEL business model:
 • Web-based, hosted transportation management system
 • Supports our entire range of operations on one platform which keeps support and training costs low. The range of operations includes:
 – Truck brokerage, air and ocean forwarding (both domestic and Int’l)
 • Initial studies indicate a 50% increase in operational productivity (vs. AS400)
 • Carrier-sourcing tools in MG will aid in the freight selection process as loads can be sourced from carriers quickly resulting in increased gross margin percentages
 – Implementation of TCG software:
 • Develops cost analysis for TL and LTL loaded-to-ride freight including backhaul, stop-offs, loading/unloading, equipment type and specific geographical or time period cost levels; used to negotiate prices or accept/reject loads
Frozen Food Express Industries, Inc.
2008 Levers to Success

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- Implementation of TCG software (Continued):
 • Produces a costed data warehouse as well as standard monthly reports (including “what-if”
 scenarios) for account and freight terminal profitability; used to enhance decision making and shipper negotiations
• Execution of the “Plan”
 – 2008 budgetary and planning process -
 • Brought much needed rigor, uniformity, and accountability
 • “Bottoms-up” approach adding objectivity to the overall process
 • Scientific and traditional modeling resulting in a more strategic plan
 – Maintain vigilance around spending - with additional cost-cutting initiatives rolled out late Q4’07 and into first quarter, 2008
 • Stringently manage travel & entertainment activity
 • Decrease 401K company match
 • Merit increase rollback to October
 • P&D operations
 • Continue monitoring terminal and warehouse costs
 – Keep an eye on the ball, or in our case, the “dashboard” as we continue to push the theme of
 “measure, manage and perform”
 – As illustrated on the following slides, to continue focused growth in selected areas of our business (both asset and non-asset based initiatives)
Frozen Food Express Industries, Inc.
2008 Levers to Success

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Houston, TX
Laredo, TX
Chicago, IL
Avenel, NJ
Atlanta, GA
Columbus, OH
• Local
 knowledge and
 experience
• Face-to-face
 customer and
 carrier
 relationships
• Results in
 better service
 and
 communication
Value-Prop:
Fort
Worth, TX
DFW, TX
Dallas, TX
Baltimore, MD
Charlotte, NC
Nashville, TN
Miami, FL
New Orleans, LA
St. Louis, MO
Denver, CO
Minneapolis, MN
Ripon, CA
El Paso, TX
Phoenix, AZ
Los Angeles, CA
Seattle, WA
Frozen Food Express Industries, Inc.
FFE Logistics Expansion Plan

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Customer benefits:
• Highly reliable on-time pick-up, in transit, and delivery performance
• Superior customer service with increased visibility
• Capital expenditure avoidance
• Liability and risk exposure is shifted from your company to FFE
• Safety conscious, trained, professional drivers
• Technology investment and deployment
• Late model equipment
• Flexible capacity with network back-up provided by FFE assets
• Management of government regulatory changes
• Bottom line results
Frozen Food Express Industries, Inc.
Dedicated Services Group - Growth in
2008

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Truck-Rail Strategy:
❖ Use I/M movements
to augment TL freight
network
❖Create more head-
haul opportunities,
enhancing overall
freight margins and
improving truck-asset
utilization levels

In thousands
Frozen Food Express Industries, Inc.
Asset-based Intermodal Network

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Frozen Food Express Industries, Inc.
Investment Considerations
• Key player in the “food-chain” niche providing unique
 resources separating ourselves from competition
• Competitively differentiated by our diversified service
 offerings
• Unique flexibility to allocate resources from TL to LTL
• Strong cash flows and healthy balance sheet
• 3-cent quarterly dividend since 3Q’06

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Stoney M. Stubbs, Jr. Chief Executive Officer
Thomas Yetter Chief Financial Officer	John Hickerson	Russell Stubbs Chief Operating Officer
Frozen Food Express Industries, Inc. 1145 Empire Central Place Dallas, Texas 75247-4309 (214) 630-8090 http://www.ffex.net cfo@ffex.net
Chief Marketing Officer
Frozen Food Express Industries, Inc.
Contact Information